Revenue	12 Months Ended
Dec. 31, 2018
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Revenue

1.  Revenue

CRH is a leading global diversified building materials group which manufactures and distributes a range of building materials products from the fundamentals of heavy materials and elements to construct the frame, through value-added products that complete the building envelope, to distribution channels which service construction fit-out and renewal.

The Group’s six operating segments generate revenue through the following activities:

Europe Heavyside businesses are predominantly engaged in the manufacture and supply of cement, lime, aggregates, readymixed and precast concrete and asphalt products. The segment comprises businesses operating in 19 countries across Western, Central and Eastern Europe.

Europe Lightside businesses are predominantly engaged in the production and supply of construction accessories, architectural products, shutters & awnings, perimeter protection & network access products across 17 countries primarily in Western Europe.

Europe Distribution businesses are predominantly engaged in supplying General Merchants and Sanitary, Heating and Plumbing (SHAP) businesses in Austria, Belgium, France, Germany, the Netherlands and Switzerland, and Do-It-Yourself (DIY) businesses in Germany, and up to date of disposal in Belgium and the Netherlands, catering to the general public and small and medium-sized builders selling a range of bricks, cement, sanitary, heating, plumbing and other building products.

Americas Materials businesses are predominantly engaged in the production and sale of aggregates, asphalt, cement and readymixed concrete products and provide asphalt paving services in the US and Canada. This segment also includes the Group’s cement operations in Brazil.

Americas Products businesses are predominantly engaged in the production and sale in the US and Canada of concrete masonry and hardscapes, packaged lawn and garden products, packaged cement mixes, fencing, utility, drainage and structural precast products, construction accessories and glass and aluminium glazing systems.

Asia businesses are predominantly engaged in the manufacture and supply of cement in the Philippines.

See note 2 for more detailed information on reportable segments, as identified under IFRS 8 Operating Segments.

A. Disaggregated revenue

In the following tables, revenue is disaggregated by primary geographic market and by principal activities and products. Due to the diversified nature of the Group, the basis on which management reviews its businesses varies across the Group. Geography is the primary basis for the Europe Heavyside, Americas Materials and Asia businesses; while activities and products are used for the Europe Lightside, Europe Distribution and Americas Products businesses.

Revenue from external customers (as defined in IFRS 8) attributable to the country of domicile and all foreign countries of operation greater than 10% are included below. Further operating segment disclosures are set out in note 2.

	Year ended 31 December
	Europe Heavyside 2018	Europe Lightside 2018	Europe Distribution 2018	Americas Materials 2018	Americas Products 2018	Asia 2018	Total 2018	2017	2016
Primary geographic markets	€m	€m	€m	€m	€m	€m	€m	€m	€m
Continuing operations
Republic of Ireland (country of domicile)	468	-	-	-	-	-	468	435	403
Benelux (mainly the Netherlands)	562	371	1,498	-	-	-	2,431	2,589	2,576
United Kingdom	3,045	223	-	-	-	-	3,268	3,023	3,091
Rest of Europe (i)	3,536	791	2,358	-	-	-	6,685	6,348	6,250
United States	-	-	-	7,896	4,065	-	11,961	10,844	10,415
Rest of World (ii)	-	123	-	1,055	368	431	1,977	1,981	2,054

Total Group from continuing operations	7,611	1,508	3,856	8,951	4,433	431	26,790	25,220	24,789
Discontinued operations
United States - Americas Distribution							7	2,343	2,315

Total Group							26,797	27,563	27,104

(i)	The Rest of Europe principally includes Austria, Czech Republic, Denmark, Finland, France, Germany, Hungary, Poland, Romania, Serbia, Slovakia, Spain, Sweden, Switzerland and Ukraine.

(ii)	The Rest of World principally includes Australia, Brazil, Canada and the Philippines.

	Year ended 31 December
	Europe Heavyside (iii) 2018	Europe Lightside 2018	Europe Distribution 2018	Americas Materials (iii) 2018	Americas Products 2018	Asia 2018	Total 2018
Principal activities and products	€m	€m	€m	€m	€m	€m	€m
Continuing operations
Cement, lime and cement products	2,075	-	-	810	-	431	3,316
Aggregates, asphalt and readymixed products	2,919	-	-	4,330	-	-	7,249
Construction contract activities*	1,542	62	-	3,811	178	-	5,593
Construction accessories	-	459	-	-	-	-	459
Perimeter protection, shutters & awnings and network access products	-	482	-	-	-	-	482
Architectural and precast products	1,075	505	-	-	2,824	-	4,404
Architectural glass and glazing systems and wholesale hardware distribution	-	-	-	-	1,431	-	1,431
General Builders Merchants, DIY and Sanitary, Heating & Plumbing	-	-	3,856	-	-	-	3,856

Total Group from continuing operations	7,611	1,508	3,856	8,951	4,433	431	26,790
Discontinued operations
Exterior and interior products - Americas Distribution							7

Total Group							26,797

(iii)

Europe Heavyside and Americas Materials both operate vertically integrated businesses, which are founded in resource-backed cement and aggregates assets and which support the manufacture and supply of aggregates, asphalt, cement, readymixed and precast concrete and landscaping products. Accordingly, for the purpose of disaggregation of revenue we have included certain products together, as this is how management review and evaluate this business line.

There are no material dependencies or concentrations of individual customers which would warrant disclosure under IFRS 8. The individual entities within the Group have a large number of customers spread across various activities, end-uses and geographies.

Revenue derived through the supply of services and intersegment revenue are not material to the Group. The transfer pricing policy implemented by the Group between operating segments and across its constituent entities is described in note 34. In addition, due to the nature of building materials, which have a low value-to-weight ratio, the Group’s revenue streams include a low level of cross-border transactions.

B. Contract balances

For information on the Group’s construction contract balances refer to notes 18, 19 and 20. Movements in our net contract balances are not considered significant and are primarily driven by the timing of billing work-in-progress within our construction contract businesses.

C. Unsatisfied long-term construction contracts and other performance obligations

Revenue yet to be recognised from fixed-price long-term construction contracts, primarily within our Europe Heavyside and Americas Materials businesses, amounted to

€1,848 million at 31 December 2018. The Group has applied the practical expedient of IFRS 15 Revenue from Contracts with Customers whereby revenue yet to be recognised on contracts that had an original expected duration of less than one year is not disclosed. As permitted under the transitional provisions of IFRS 15, the transaction price allocated to (partially) unsatisfied performance obligations at 31 December 2017 is not disclosed. The majority of open contracts at 31 December 2018 will close and revenue will be recognised within 12 months of the balance sheet date.

* Revenue principally recognised over time. Construction contracts are generally completed within the same financial reporting year.